Exhibit 10(m)


















                            CIRCUIT CITY STORES, INC.
                            BENEFIT RESTORATION PLAN









                           Effective February 28, 1999





                                TABLE OF CONTENTS

                                                                            Page
                                    Section I
                               Purpose of the Plan

1.1 Purpose...................................................................1
1.2 Structure.................................................................1
1.3 Definitions...............................................................1

                                   Section II
                                   Eligibility

2.1 Eligible Employees........................................................1
2.2 Duplication of Benefits...................................................2

                                   Section III
                                    Benefits

3.1 Retirement Benefit........................................................2
3.2 Maximum Benefit...........................................................2

                                   Section IV
                  Computation and Payment of Retirement Benefit

4.1 Computation...............................................................2
4.2 Payment...................................................................2
4.3 Distribution of Accrued Benefit...........................................3

                                    Section V
                   Computation and Payment of Survivor Benefit

5.1 Survivor Benefit..........................................................3
5.2 Computation...............................................................4
5.3 Payment  .................................................................4

                                   Section VI
                                 Administration

6.1 Effective Date, Amendment and Termination.................................4
6.2 Plan Administrator........................................................4
6.3 Claims Procedure..........................................................5


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

                                   Section VII
                                  Miscellaneous

7.1 Withholding...............................................................6
7.2 Rights Under the Plan.....................................................6
7.3 Effect on Employment......................................................6
7.4 Successors; Governing Law.................................................6


                                       ii






                            CIRCUIT CITY STORES, INC.
                            BENEFIT RESTORATION PLAN


                                    Section I
                               Purpose of the Plan

     1.1 Purpose. Circuit City Stores, Inc. (the "Company") maintains this Benefit Restoration Plan (the "Plan") to provide deferred compensation for certain key employees of the Company and its subsidiaries who are expected to contribute significantly to the growth of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") has determined that the benefits to be provided under the Plan are reasonable and appropriate compensation for the services rendered and to be rendered.

     1.2 Structure. This Plan provides a benefit as set forth in Section III below for a select group of management or highly compensated employees with compensation in excess of the $150,000 limit on compensation, as adjusted under
Section 401(a)(17) of the Code, and whose benefits are limited under the Retirement Plan by the maximum benefit limit under Section 415 of the Code.

     1.3 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below.

          (a) "Beneficiary" means the Participant's surviving spouse.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Retirement Plan" means the Retirement Plan of Circuit City Stores, Inc. as in effect from time to time.

          (d) "Tax Limits" means both (1) the $150,000 (as adjusted) limit on compensation under Section 401(a)(17) of the Code, and (2) the maximum benefit limit of $90,000 (as adjusted) under Section 415(b)(1)(A) of the Code.


                                   Section II
                                   Eligibility

     2.1 Eligible Employees. Each employee of the Company and a subsidiary who is a vested participant in the Retirement Plan and an employee of the company on or after the effective date of the plan, and whose retirement benefits under the Retirement Plan are limited by the Tax Limits shall be a Participant.

     2.2 Duplication of Benefits. All benefits described in the Plan are subject to the provisions of Section 4.3. Notwithstanding anything in the Plan to the contrary, there shall be no duplication of benefits under this Plan and the Retirement Plan.


                                   Section III
                                    Benefits

     3.1 Retirement Benefit. If a Participant begins receiving an annual retirement benefit from the Retirement Plan, the Participant shall receive an annual supplemental benefit under this Plan equal to the amount (if any) determined as follows:

          (a) The annual retirement benefit that would have been paid from the Retirement Plan had the Participant's benefit not been limited by the Tax Limits,

                                   REDUCED BY

          (b) The total annual retirement benefit that is payable to the Participant under the Retirement Plan.

     3.2 Maximum Benefit. Notwithstanding any other provision of the Plan to the contrary, the maximum annual supplemental benefit payable to a Participant or Beneficiary under this Plan shall be $300,000 as adjusted below. The $300,00 maximum benefit shall be adjusted at the same times and in the same proportions as the Section 415 dollar limit is adjusted under Section 415(d) of the Code.


                                   Section IV
                  Computation and Payment of Retirement Benefit

     4.1 Computation. The amount of the annual supplemental retirement benefit described in Section III will initially be determined by assuming that the benefits payable under this Plan and the Retirement Plan are paid in the form of a single life annuity payable for the Participant's lifetime, beginning on the date on which payments actually begin to be made to the Participant from the Retirement Plan and ending at the Participant's death. The actuarial assumptions used for purposes of the Retirement Plan will be used to determine the amount of benefits payable for purposes of this Plan.

     4.2 Payment. A Participant's supplemental retirement benefit under this Plan will be paid in the same form of payment as benefits for the Participant under the Retirement Plan, except as provided in Section 4.3. If the benefit is to be paid in a form other than the single life annuity form described above, the annual supplemental retirement benefit described in Section III will be actuarially adjusted, using the actuarial assumptions then in effect under the Retirement Plan. Except as provided below, a Participant's supplemental benefit will begin to be paid on the date on which the Participant begins receiving benefits under the Retirement Plan and will be paid in cash. Alternatively at least 6 months prior to receiving benefits, the participant may elect to have the actuarially adjusted supplemental benefit paid out over a 5 year period.



     4.3  Distribution of Accrued Benefit.

          (a) Notwithstanding anything in the Plan to the contrary, the Company may distribute, or cause to be distributed, to a Participant (or, after his death, to his Beneficiary) all or part of the accrued benefit of the Participant (or Beneficiary) under the Plan as of a specified date. The distribution may be made at any time deemed appropriate by the Company. The benefit may be distributed in cash or in kind (including, without limitation, distribution of one or more annuity contracts). The Company shall indicate in writing that the distribution is intended to be a distribution of the Participant's (or Beneficiary's) accrued benefit under the Plan. The Company may take into account the tax consequences of the distribution when computing the amount to be distributed under this Section 4.3.

          (b) In the event of a distribution under this Section 4.3, the accrued benefit of the Participant (or Beneficiary) under the Plan shall be reduced by the accrued benefit distributed, and the Company shall have no further liability with respect to the benefit distributed. The Company will reduce any benefit otherwise payable under this Plan by the accrued benefit distributed under this Section 4.3. To the extent that a distribution is made in a lump sum cash payment, the actuarial assumptions then in effect under the Retirement Plan shall be used to determine the present value of the Participant's (or Beneficiary's) accrued benefit under this Plan.

          (c) The Company has the sole discretion to determine when and if a distribution is to be made under this Section 4.3, and to determine the amount of any distribution, and no Participant or Beneficiary shall have any right to receive a distribution under this Section 4.3.


                                    Section V
                   Computation and Payment of Survivor Benefit

     5.1 Survivor Benefit. If a Participant elects an option other than the Joint and Spouse's Survivor Annuity under the Retirement Plan, benefits under the Restoration Plan will be paid as if the Joint and Spouse's Survivor Annuity was elected. If a Participant dies when a survivor annuity is payable to the Participant's Beneficiary under the Retirement Plan, the Beneficiary will be entitled to receive an annual supplemental survivor benefit from this Plan equal to the amount (if any) determined as follows:

          (a) The annual survivor benefit that would have been payable to the Beneficiary under the Retirement Plan had the Beneficiary's benefit not been limited by the Tax Limits,

                                   REDUCED BY

          (b) The total annual benefit that is payable to the Beneficiary under the Retirement Plan.

     5.2 Computation.The supplemental survivor benefit described in Section 5.1 will be computed as if the survivor benefits under this Plan and, the Retirement Plan, were paid in an annuity for the lifetime of the Beneficiary, beginning on the date on which the Beneficiary's benefits commence under the Retirement Plan. The actuarial assumptions used for purposes of the Retirement Plan will be used to determine the benefits payable under this Plan, and the Retirement Plan for purposes of this Plan.

     5.3 Payment. Except as provided in Section 4.3, the supplemental survivor benefit will be paid to the Beneficiary at the same times and for the same duration as payments under the Retirement Plan, commencing at the time the Beneficiary's benefits commence under the Retirement Plan, and the benefit will be paid in cash.



                                   Section VI
                                 Administration

     6.1 Effective Date, Amendment and Termination. The Plan shall be effective as of February 28, 1999. The Board of the Company may amend or terminate the Plan at any time; provided, however, that no amendment or termination of the Plan shall reduce a Participant's accrued benefit under the Plan as of the date of the amendment or termination. For this purpose, a Participant's accrued benefit under the Plan shall be computed based on the formulas in this Plan and his accrued benefits under the Retirement Plan as of the date of the computation.


     6.2 Plan Administrator. The Plan will be administered by one or more persons appointed by the Board to be responsible for administering the Plan (the "Plan Administrator"). Unless the Board determines otherwise, the Plan shall be administered by the committee which administers the Retirement Plan. The decisions of the Plan Administrator shall be final and binding on all persons. The Plan Administrator will have the express discretionary authority to interpret and administer the Plan, and to make all decisions with respect to the interpretation and administration of the Plan.

     6.3 Claims Procedure. Each Participant or Beneficiary of a deceased Participant shall be entitled to file with the Plan Administrator a written claim for benefits under the Plan. The Plan Administrator will review the claim, and, if the claim is denied, in whole or in part, the Plan Administrator will furnish the claimant, within 90 days after the Plan Administrator's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:

          (a) Specific reasons for the denial,

          (b) Specific reference to the pertinent Plan provisions on which the denial is based,

          (c) A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and

          (d) An explanation of the claims review procedure.

The claimant may request a review of the claim by an appeals committee appointed by the Board. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his claim. The appeals committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

          (a) Permit the claimant to review any documents that are pertinent to the claim,

          (b) Permit the claimant to submit to the committee issues and comments and writing, and

          (c) Afford the claimant an opportunity to meet with a quorum of the appeals committee as part of the review procedure.

The appeals committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.

                                   Section VII
                                  Miscellaneous

     7.1 Withholding. All benefits payable under this Plan will be reduced by any amounts that are required to be withheld on account of income or payroll tax withholding or other reasons.

     7.2 Rights Under the Plan. This Plan is an unfunded deferred compensation plan. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan and the right to receive payments under the Plan shall not give a Participant or Beneficiary any proprietary interest in the Company or any of its assets. Benefits under the Plan shall be payable from the general assets of the Company. No trust fund may be created in connection with the Plan (other than a trust that, under applicable law, does not affect the characterization of this Plan as an unfunded plan), and there shall be no required funding of amounts that may become payable under the Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Company. The interest of a Participant and his spouse in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of their creditors.

     7.3 Effect on Employment.The Plan will not affect the right of the Company or a subsidiary to terminate an employee's employment at any time. Benefits payable under the Plan will not be considered compensation for purposes of other retirement or benefit plans maintained by the Company or a subsidiary.

     7.4 Successors; Governing Law. The Plan is binding on the Company and its successors and assigns and on Participants and their Beneficiaries, successors, estates, and distributees. The Plan will be administered according to the laws of the Commonwealth of Virginia.

            WITNESS the following signature as of February 28, 1999.

                                               CIRCUIT CITY STORES, INC.



                                               By /s/Michael T. Chalifoux